Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K/A of Sentient Brands Holdings Inc. (the “Company”) for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Furlan, the Interim Chief Executive Officer and Interim President, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2021

/s/ George Furlan
George Furlan
Interim Chief Executive Officer and Interim President (principal executive officer)